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                  DREYFUS PREMIER OPPORTUNITY FUNDS
                    DREYFUS PREMIER NEXTECH FUND
           (CLASS A, CLASS B, CLASS C AND CLASS T SHARES)
                   DREYFUS PREMIER ENTERPRISE FUND
           (CLASS A, CLASS B, CLASS C AND CLASS T SHARES)
                  DREYFUS PREMIER HEALTH CARE FUND
       (CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES)
                 DREYFUS SMALL CAP OPPORTUNITY FUND
                   DREYFUS FINANCIAL SERVICES FUND
                 STATEMENT OF ADDITIONAL INFORMATION
                          FEBRUARY 1, 2003


                      AS REVISED, JUNE 6, 2003


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      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Premier NexTech Fund dated July 31, 2002, Dreyfus Premier Health Care Fund dated November 15, 2002, Dreyfus Financial Services Fund, Dreyfus Premier Enterprise Fund and Dreyfus Small Cap Opportunity Fund, each dated February 1, 2003, each a separate series (each, a "Fund" and collectively, the "Funds") of Dreyfus Premier Opportunity Funds (the "Company"), as each Prospectus may be revised from time to time. To obtain a copy of the Prospectus for Dreyfus Premier NexTech Fund, Dreyfus Premier Enterprise Fund or Dreyfus Premier Health Care Fund (collectively, the "Dreyfus Premier Funds"), please call your financial adviser or write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit the Dreyfus.com website, or call
1-800-554-4611. To obtain a copy of the Prospectus for Dreyfus Small Cap Opportunity Fund or Dreyfus Financial Services Fund, please write to the Fund at the above address or call one of the following numbers:

           Call Toll Free 1-800-645-6561
           In New York City - Call 1-718-895-1206
           Outside the U.S. - Call 516-794-5452

      The most recent Annual Report and/or Semi-Annual Report to Shareholders for each Fund are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.



                               TABLE OF CONTENTS

                                                               PAGE

Description of the Company and Funds............................B-3
Management of the Company......................................B-19
Management Arrangements........................................B-25
How to Buy Shares..............................................B-34
Distribution Plan and Shareholder Services Plan................B-43
How to Redeem Shares...........................................B-45
Shareholder Services...........................................B-49


Determination of Net Asset Value...............................B-55
Dividends, Distributions and Taxes.............................B-56


Portfolio Transactions.........................................B-58


Performance Information........................................B-64


Information About the Company and Funds........................B-66
Counsel and Independent Auditors...............................B-72
Appendix........................................................A-1




                     DESCRIPTION OF THE COMPANY AND FUNDS

      The Company is a Massachusetts business trust that commenced operations on June 26, 2000. Each Fund is a separate series of the Company, an open-end management investment company, known as a mutual fund.

      The Dreyfus Corporation (the "Manager") serves as each Fund's investment adviser. The Manager has engaged Founders Asset Management LLC ("Founders") to serve as sub-investment adviser to Dreyfus Premier Enterprise Fund and to provide day-to-day management of such Fund's investments, subject to the supervision of the Manager.

      Dreyfus Service Corporation (the "Distributor") is the distributor of each Fund's shares.

CERTAIN PORTFOLIO SECURITIES

      The following information supplements (except as noted) and should be read in conjunction with the relevant Fund's Prospectus.

      COMMON AND PREFERRED STOCKS. (All Funds) Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stock in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decrease in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, a Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Each Fund may purchase trust preferred securities which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

      CONVERTIBLE SECURITIES. (All Funds) Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

      Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

      DEPOSITARY RECEIPTS. (All Funds) A Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, "ADRs"), Global Depositary Receipts and Global Depositary Shares (collectively, "GDRs"), and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

      These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

      FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES. (All Funds) Each Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that the Manager (or Founders with respect to Dreyfus Premier Enterprise Fund) determines to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

      WARRANTS. (All Funds) A warrant is a form of derivative that gives the holder the right to subscribe to a specified amount of the issuing corporation's capital stock at a set price for a specified period of time. Each Fund may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Fund that are sold in units with, or attached to, other securities.

      INVESTMENT COMPANIES. (All Funds) Each Fund may invest in securities issued by registered and unregistered investment companies, including exchange-traded funds described below. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Each Fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund's securities lending program in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above, except that a Fund's aggregate investment of uninvested cash reserves in such money market funds may not exceed 25% of its total assets. See "Lending Portfolio Securities."

      EXCHANGE-TRADED FUNDS. (All Funds) Each Fund may invest in shares of exchange-traded investment companies (collectively, "ETFs") which are designed to provide investment results corresponding to a securities index. These may include Standard & Poor's Depositary Receipts ("SPDRs"), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as "Nasdaq-100 Shares") and iShares exchange-traded funds ("iShares"), such as iShares Russell 2000 Growth Index Fund. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. The benchmark indices of SPDRs, DIAMONDS and Nasdaq-100 Shares are the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

      The values of ETFs are subject to change as the values of their respective component stocks fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an equity index involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of
ETFs invested in by a Fund.   Moreover, a Fund's investments in ETFs may not
exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

      REAL ESTATE INVESTMENT TRUSTS. (Dreyfus Financial Services Fund only) The Fund may invest in real estate investment trusts ("REITs"). A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

      REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

      ILLIQUID SECURITIES. (All Funds) Each Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should it desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

      MONEY MARKET INSTRUMENTS. (All Funds) When the Manager (or Founders with respect to Dreyfus Premier Enterprise Fund) determines that adverse market conditions exist, a Fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper. A Fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

INVESTMENT TECHNIQUES

      The following information supplements (except as noted) and should be read in conjunction with the relevant Fund's Prospectus.

      FOREIGN CURRENCY TRANSACTIONS. (All Funds) Each Fund may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

      Foreign currency transactions may involve, for example, a Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive. A Fund's success in these transactions will depend principally on the ability of the Manager (or Founders with respect to Dreyfus Premier Enterprise Fund) to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

      Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

      SHORT-SELLING. (All Funds, except Dreyfus Premier Enterprise Fund) In these transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

      A Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

      A Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns. At no time will more than 15% of the value of the Fund's net assets be in deposits on short sales against the box.

      Until the Fund closes its short position or replaces the borrowed security, it will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

      BORROWING MONEY. (All Funds) Each Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Dreyfus Premier Enterprise Fund, however, currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

      LEVERAGE. (All Funds, except Dreyfus Premier Enterprise Fund) Leveraging (buying securities using borrowed money) exaggerates the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires the Fund to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

      Each of these Funds may enter into reverse repurchase agreements with banks, broker/dealers or other financial institutions. This form of borrowing involves the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest. As a result of these transactions, the Fund is exposed to greater potential fluctuations in the value of its assets and its net asset value per share. To the extent the Fund enters into a reverse repurchase agreement, the Fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by the Fund. Except for these transactions, the Fund's borrowings generally will be unsecured.

      DERIVATIVES. (All Funds) Each Fund may invest in, or enter into, derivatives, such as options and futures and options on futures contracts, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for a Fund to invest than "traditional" securities would.

      Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Fund's performance.

      If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. A Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

      Although neither the Company nor any of the Funds will be a commodity pool, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which a Fund can invest in such derivatives. Each Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, a Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets (or such other amount permitted by the Commodity Futures Trading Commission), after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

      Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives.
This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager (or Founders with respect to Dreyfus Premier Enterprise Fund) will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

FUTURES TRANSACTIONS--IN GENERAL. (All Funds) Each Fund may enter into futures contracts in U.S. domestic markets or, if applicable, on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include commodities which are traded on domestic exchanges or those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

      Engaging in these transactions involves risk of loss to a Fund which could adversely affect the value of the Fund's net assets. Although each Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

      Successful use of futures by a Fund also is subject to the ability of the Manager (or Founders with respect to Dreyfus Premier Enterprise Fund) to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

      Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

SPECIFIC FUTURES TRANSACTIONS. Each Fund may purchase and sell stock index futures contracts. A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

      Each Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

      Each Fund may purchase and sell currency futures. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

SWAPS. (Dreyfus Small Cap Opportunity Fund only) Dreyfus Small Cap Opportunity Fund may enter into equity, interest rate and index swap agreements in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate), or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

      Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive.

CREDIT DERIVATIVES. (Dreyfus Small Cap Opportunity Fund only) The Fund may engage in credit derivative transactions, such as those involving default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Manager is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by the Fund. The Fund's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund's loss will include both the premium it paid for the option and the decline in value of the underlying security that the default option hedged.

OPTIONS--IN GENERAL. (All Funds) Each Fund may purchase call and put options, and write (i.e. sell) covered call and put option contracts. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

      A covered call option written by a Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

      There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

SPECIFIC OPTIONS TRANSACTIONS. Each Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

      Each Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

      Each Fund may purchase cash-settled options on equity index swaps in pursuit of its investment objective. Equity index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

      Successful use by a Fund of options will be subject to the ability of the Manager (or Founders with respect to Dreyfus Premier Enterprise Fund) to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent such predictions are incorrect, the Fund may incur losses.

      FUTURE DEVELOPMENTS. (All Funds) Each Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

      LENDING PORTFOLIO SECURITIES. (All Funds) Each Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund may call the loan to vote proxies if a material issue affecting the Fund's investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. The Fund may participate in a securities lending program operated by Mellon Bank, N.A., as lending agent (the "Lending Agent"). The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities.

      FORWARD COMMITMENTS. (All Funds) Each Fund may purchase or sell securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

      Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

CERTAIN INVESTMENT CONSIDERATIONS AND RISKS

      EQUITY SECURITIES. (All Funds) Equity securities, including common stock, preferred stock, convertible securities and warrants, fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.

      Each Fund, to the extent described in its Prospectus, invests in securities issued by companies in the technology sector, which has been among the most volatile sectors of the stock market. Technology companies involve greater risk because their revenues and earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors. Fund investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or canceled.

      Each Fund may purchase securities of small capitalization companies, the prices of which may be subject to more abrupt or erratic market movements than larger, more established companies. These securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.

      Dreyfus Premier NexTech Fund and Dreyfus Premier Enterprise Fund will seek to purchase, and Dreyfus Premier Health Care Fund, Dreyfus Small Cap Opportunity Fund and Dreyfus Financial Services Fund may purchase, securities of companies in initial public offerings ("IPOs") or shortly thereafter. An IPO is a corporation's first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation's future growth. Special rules of the National Association of Securities Dealers, Inc. ("NASD") apply to the distribution of IPOs. Corporations offering IPOs generally have limited operating histories and may involve greater investment risk. The prices of these companies' securities may be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.

      Each Fund may purchase securities of companies which have no earnings or have experienced losses. A Fund generally will make these investments based on a belief that actual or anticipated products or services will produce future earnings. If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company's stock price may decline sharply and its securities may become less liquid.

      Dreyfus Premier NexTech Fund may invest in securities of venture stage companies, which present all the risks of investment in small companies described above plus certain additional risks. Venture stage companies represent highly speculative investments by the Fund, because the concepts generally are unproven, the companies have little or no track record, and the prospect of an initial public offering is highly contingent upon factors that are often not in the companies' control. For example, since venture stage companies do not file periodic reports with the Securities and Exchange Commission, there is less publicly available information about them than there is for other small companies, if there is any at all. The Fund therefore must rely solely on the Manager to obtain adequate information to evaluate the potential returns from investing in these companies. In addition, venture stage companies tend to rely even more heavily on the abilities of their key personnel than more mature companies do. Competition for qualified personnel and high turnover of personnel are particularly prevalent in venture stage technology companies. The loss of one or a few key managers can substantially hinder or delay a venture stage company's implementation of its business plan.

      The Fund's ability to realize value from an investment in a venture stage company is to a large degree dependent upon the successful completion of the company's IPO or the sale of the venture stage company to another company, which may not occur for a period of several years after the date of the Fund's investment, if ever.

      Dreyfus Premier NexTech Fund also may invest in venture stage funds, which involve all the risks of investing in small companies and venture stage companies, plus certain additional risks. In particular, the Fund must rely upon the judgment of the general partner or other manager of a venture stage fund in selecting the companies in which the venture stage fund invests and in deciding when to sell its investments. A venture stage fund may employ a high degree of leverage, which can magnify any losses incurred by its investors, including the Fund. A venture stage fund will also require the Fund to pay management fees and/or performances fees or allocations to its general partner or manager, which can reduce the return to investors, including the Fund and its shareholders. These fees are in addition to the management fee paid by the Fund. Investments in venture stage funds may be highly illiquid. The Fund may not be able to dispose of a venture stage fund holding when it wishes to, or may be able to do so only at a substantial loss.

      Many of the health care companies in which Dreyfus Premier Health Care Fund may invest offer products and services that are subject to government regulation and may be adversely affected by changes in government policy. A number of legislative proposals concerning health care have been introduced or considered by the U.S. Congress in recent years. These span a wide range of topics, including cost control, national health insurance, incentive for compensation in the provision of health care services, tax incentives and penalties related to health care insurance premiums, and promotion of prepaid health care plans. The Fund cannot predict whether any of these proposals will be enacted or what effect such legislation would have.

      Many of the financial services companies in which Dreyfus Financial Services Fund may invest are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For example, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Financial services companies also can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Moreover, insurance companies can be adversely affected by inadequacy of cash reserves, the inability to collect from reinsurance carriers, liability for the coverage of weather catastrophes and other natural disasters or environmental clean-up costs from past years, and as yet unanticipated liabilities.

      FIXED-INCOME SECURITIES. (Dreyfus Small Cap Opportunity Fund and Dreyfus Financial Services Fund only) Each of these Funds may invest in corporate debt obligations and other fixed-income securities when management believes that such securities offer opportunities for capital growth. Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities purchased by a Fund, such as those rated Baa by Moody's Investors Service, Inc. ("Moody's") and BBB by Standard & Poor's Ratings Services ("S&P"), may be subject to such risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.

      FOREIGN SECURITIES. (All Funds) Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

      Because evidences of ownership of foreign securities usually are held outside the United States, a Fund investing in such securities will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Moreover, foreign securities held by a Fund may trade on days when the Fund does not calculate its net asset value and thus may affect the Fund's net asset value on days when investors have no access to the Fund.

      Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Funds have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

      Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

      SIMULTANEOUS INVESTMENTS. (All Funds) Investment decisions for each Fund are made independently from those of the other Funds and investment companies advised by the Manager (and Founders). If, however, such other investment companies desire to invest in, or dispose of, the same securities as a Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. Each Fund, together with other investment companies advised by the Manager, Founders and their affiliates, may own significant positions in portfolio companies which, depending on market conditions, may affect adversely a Fund's ability to dispose of some or all of its positions should it desire to do so.

INVESTMENT RESTRICTIONS

      Under normal circumstances, each Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks (or other investments with similar economic characteristics) issued by (i) in the case of Dreyfus Premier NexTech Fund, growth companies that the Manager believes are or have the potential to become leading producers or beneficiaries of technological innovation, (ii) in the case of Dreyfus Premier Enterprise Fund, micro-cap companies, (iii) in the case of Dreyfus Premier Health Care Fund, companies in health care and health care related sectors, (iv) in the case of Dreyfus Small Cap Opportunity Fund, companies with small market capitalizations at the time of purchase, and (v) in the case of Dreyfus Financial Services Fund, companies in financial services and financial services related sectors. Each of these Funds has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest 80% of its assets.

      Each Fund's investment objective is a fundamental policy, which cannot be changed, as to a Fund, without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities. In addition, each Fund has adopted investment restrictions numbered 1 through 7 as fundamental policies. Investment restrictions numbered 8 through 11 are not fundamental policies and may be changed, as to a Fund, by a vote of a majority of the Company's Board members at any time. No Fund may:

      1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The technology sector, with respect to Dreyfus Premier NexTech Fund and Dreyfus Premier Enterprise Fund, the health care sector, with respect to Dreyfus Premier Health Care Fund, and the financial services sector, with respect to Dreyfus Financial Services Fund, in general are not considered industries for purposes of this Investment Restriction.

      2. Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

      3. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

      4. Lend any securities or make loans to others, if, as a result, more than 33-1/3% of its total assets would be lent to others, except that this limitation does not apply to the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Company's Board.

      5. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

      6. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 2, 3, 8 and 9 may be deemed to give rise to a senior security.

      7. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

      8. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

      9. Purchase, sell or write puts, calls or combinations thereof, except as described in its Prospectus and this Statement of Additional Information.

      10. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

      11. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 3, however, if borrowings exceed 33-1/3% of the value of the Fund's total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

      The Company and the Manager have received an exemptive order from the Securities and Exchange Commission which, among other things, permits each Fund to use cash collateral received in connection with lending the Fund's securities and other uninvested cash to purchase shares of one or more registered money market funds advised by the Manager in excess of the limitations imposed by the 1940 Act.

                           MANAGEMENT OF THE COMPANY

      The Company's Board is responsible for the management and supervision of each Fund, and approves all significant agreements with those companies that furnish services to the Funds. These companies are as follows:

      The Dreyfus Corporation...................Investment Adviser
      Founders Asset Management LLC.............Sub-Investment
                                                Adviser to
                                                Dreyfus Premier
                                                Enterprise Fund
      Dreyfus Service Corporation...............Distributor
      Dreyfus Transfer, Inc.....................Transfer Agent
      Mellon Bank, N.A..........................Custodian

BOARD MEMBERS OF THE COMPANY(1)

      Board members of the Company, together with information as to their positions with the Company, principal occupations and other board memberships and affiliations, are shown below.


Name  (Age)
Position With       Principal Occupation   Other Board Memberships and
Company (Since)     During Past 5 Years      Affiliations
---------------     -------------------    ---------------------------

Joseph S.           Corporate Director    The Muscular Dystrophy
DiMartino (58)       and Trustee            Association, DIRECTOR
Chairman of the                           Levcor International, Inc., an
Board (2000)                                apparel fabric processor, DIRECTOR
                                          Century Business Services,
                                            Inc., a provider of
                                            outsourcing functions for
                                            small and medium size
                                            companies, DIRECTOR
                                          The Newark Group, a provider
                                            of a national market of
                                            paper recovery facilities,
                                            paperboard mills and
                                            paperboard converting
                                            plants, DIRECTOR

Clifford L.          President of         Wyeth (formerly, American Home
Alexander, Jr. (68)   Alexander &           Products Corporation), a
Board Member (2000)   Associates, Inc.,     global leader in
                      a management          pharmaceuticals, consumer
                      consulting firm       healthcare products and
                      (January 1981         animal health products,
                       - present)           DIRECTOR
                    Chairman of the       Mutual of America Life
                      Board of Moody's      Insurance Company,
                      Corporation           DIRECTOR
                      (October 2000 -
                      present)
                    Chairman of the
                      Board and Chief
                      Executive Officer
                      of The Dun and
                      Bradstreet
                      Corporation
                      (October
                      1999 - September
                      2000)

Lucy Wilson         President of Benson   The International Executive
Benson (74)           and Associates,       Services Corps., DIRECTOR
Board Member (2000)   consultants to      Citizens Network for Foreign
                      business and          Affairs, VICE CHAIRMAN
                      government (1980    Council on Foreign Relations,
                      -  present)           MEMBER
                                          Lafayette College Board of
                                            Trustees, VICE CHAIRPERSON EMERITUS

David W. Burke (66)  Corporate Director   John F. Kennedy Library
Board Member (2003)   and Trustee           Foundation, DIRECTOR
                                          U.S.S. Constitution Museum, DIRECTOR

Whitney I. Gerard    Partner of           None
(67)                  Chadbourne & Parke
Board Member (2003)  LLP

Arthur A. Hartman    Chairman of First    APCO Associates, Inc., SENIOR
(76)                  NIS Regional Fund     CONSULTANT
Board Member (2003)   (ING/Barings
                      Management) and
                      New Russia Fund
                    Advisory Council
                      Member to Barings
                      Vostok


George L. Perry      Economist and        State Farm Mutual Automobile
(68)                  Senior Fellow at      Association, DIRECTOR
Board Member (2003)   Brookings           State Farm Life Insurance
                      Institution           Company, DIRECTOR

--------
1 None of the Board members are "interested persons" of the Company, as defined in the 1940 Act.


      Board members are elected to serve for an indefinite term. The Company has standing audit, nominating and compensation committees, each comprised of its Board members who are not "interested persons" of the Company, as defined in the 1940 Act. The function of the audit committee is to oversee the Company's financial and reporting policies and certain internal control matters; the function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Company for election to the Company's Board; and the function of the compensation committee is to establish the appropriate compensation for serving on the Board. The nominating committee does not normally consider nominees recommended by shareholders. The Company also has a standing pricing committee comprised of any one Board member. The function of the pricing committee is to assist in valuing the Funds' investments. The audit committee met four times, the compensation committee met once, the nominating committee met once, and the pricing committee met seven times during the fiscal year ended September 30, 2002.

      The table below indicates the dollar range of each Board member's ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2002.

                            Dreyfus        Dreyfus              Dreyfus
                            Premier        Premier              Premier
Name of Board Member        NexTech Fund   Enterprise Fund      Health Care Fund
-------------------------   -------------- -------------        --------------

Joseph S. DiMartino         None           None                 None
Clifford L. Alexander, Jr.  None           None                 None
Lucy Wilson Benson          None           None                 None
David W. Burke              None           None                 None
Whitney I. Gerard           None           None                 None
Arthur A. Hartman           None           None                 None
George L. Perry             None           None                 None


                                                                Aggregate
                            Dreyfus        Dreyfus              Holding of
                            Small Cap      Financial            Funds in the
                            Opportunity    Services             Dreyfus
Name of Board Member        Fund           Fund                 Family of Funds
-------------------------   -------------- -------------        --------------

Joseph S. DiMartino         None           None                 Over $100,000


Clifford L. Alexander, Jr.  None           None                 Over $100,000
Lucy Wilson Benson          None           None                 Over $100,000


David W. Burke              None           None                 Over $100,000
Whitney I. Gerard           None           None                 Over $100,000
Arthur A. Hartman           None           None                 None
George L. Perry             None           None                 None

    As of December 31, 2002, none of the Board members or their immediate family members owned securities of the Manager, Founders, or the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, Founders, or the Distributor.

      Effective January 1, 2003, the Company pays its Board members its allocated portion of an annual retainer of $60,000 and a fee of $7,500 per meeting (with a minimum of $500 per meeting and per telephone meeting)
attended for the Company and sixteen other funds (comprised of 36 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses(1). The Chairman of the Board receives an additional 25% of such compensation.
Emeritus Board members, if any, are entitled to receive an annual retainer and a per meeting attended fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Company and by all funds in the Dreyfus Family of Funds for which such person is a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 2002, was as follows:
____________________
(1)Prior to January 1, 2003, the Company paid its Board members its allocated portion of an annual retainer of $25,000 and fee of $4,000 per meeting (with minimum of $500 per meeting and per telephone meeting, attended for the Company and seven other funds (comprised of 23 portfolios) in the Dreyfus Family of Funds and reimbursed them for their expenses.
                                                           Total
                                                     Compensation From
                                                      the Company and
                                       Aggregate     Fund Complex Paid
                                     Compensation         to Board
       Name of Board Member        From the Company*     Member(**)

Joseph S. DiMartino...............       $698            $815,937 (191)

Clifford S. Alexander.............       $558            $134,500 (53)

Lucy Wilson Benson................       $558            $130,500 (27)

David W. Burke....................       N/A***          $258,250 (60)

Whitney I. Gerard.................       N/A***          $79,000 (17)

Arthur A. Hartman.................       N/A***          $78,500 (17)

George L. Perry...................       N/A***          $78,500 (17)
____________________________
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,116 for all Board members as a group.
** Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Funds, for which the Board members serve.
*** Messrs. Burke, Gerard, Hartman and Perry were elected Board members of the Company effective January 1, 2003; accordingly, they received no compensation from the Company for the year ended December 31, 2002.
       -----------------------------------------------------------------

OFFICERS OF THE COMPANY

STEPHEN E. CANTER, PRESIDENT SINCE APRIL 2000.  Chairman of the Board, Chief
      Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.  Chief
      Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President - Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE APRIL 2000.  Executive Vice President,
      Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE APRIL 2000.  Associate General Counsel and
      Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE APRIL 2000.  Associate General
      Counsel of the Manager, and an officer of 12 investment companies (comprised of 65 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE APRIL 2000.  Associate
      General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1991.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE JANUARY 2003.  Associate General
      Counsel of the Manager, and an officer of 19 investment companies (comprised of 40 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since May 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.  Director -Mutual Fund
      Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.  Mutual Fund
      Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

ROBERT S. ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.  Senior Accounting
      Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.  Senior Accounting
      Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1990.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER
      2002.    Vice President and Anti-Money Laundering Compliance Officer of
      the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

      The address of each Board member and officer of the Company is 200 Park Avenue, New York, New York 10166.

      The Company's Board members and officers, as a group, owned less than 1% of each Fund's shares outstanding on January 6, 2003. See "Information About the Company and Funds" for a list of shareholders known by the Company to own of record 5% or more of a Fund's outstanding voting securities as of January 6, 2003.

                            MANAGEMENT ARRANGEMENTS

      INVESTMENT ADVISER. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets.

      The Manager provides management services pursuant to a Management Agreement (the "Agreement") between the Manager and the Company. As to each Fund, the Agreement is subject to annual approval by (i) the Company's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Fund, the Agreement is terminable without penalty, on 60 days' notice, by the Company's Board or by vote of the holders of a majority of such Fund's shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).

      The following persons are officers and/or directors of the
Manager: Stephen E. Canter, Chairman of the Board, Chief Executive Officer, and Chief Operating Officer; Michael G. Millard, President and a director; Stephen R. Byers, Chief Investment Officer, Vice Chairman and a director; J. Charles Cardona, Vice Chairman and a director; Lawrence S. Kash, Vice Chairman; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman and a director; Diane P. Durnin, Executive Vice President, Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Theodore A. Schachar, Vice President-Tax; Angela E. Price, Vice President; Wendy H. Strutt, Vice President; Ray Van Cott, Vice President-Information Systems; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Steven G. Elliott, David F. Lamere, Martin G. McGuinn and Richard W. Sabo, directors.

      SUB-INVESTMENT ADVISER. With respect to Dreyfus Premier Enterprise Fund, the Manager has entered into a Sub-Investment Advisory Agreement with Founders (the "Founders Sub-Advisory Agreement"). The Founders Sub-Advisory Agreement is subject to annual approval by (i) the Company's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company or Founders, by vote cast in person at a meeting called for the purpose of voting on such approval. The Founders Sub-Advisory Agreement is terminable without penalty (i) by the Manager on 60 days' notice, (ii) by the Company's Board or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' notice, or (iii) by Founders upon not less than 90 days' notice. The Founders Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

      The following persons are officers of Founders: Stephen E. Canter, Chairman; Richard W. Sabo, President and Chief Executive Officer; Kenneth R. Christoffersen, Senior Vice President, General Counsel and Secretary; Francis
P. Gaffney, Senior Vice President; David L. Ray, Senior Vice President and Assistant Secretary; Bridget M. Richards, Senior Vice President; Richard A. Sampson, Senior Vice President; Robert T. Ammann, Vice President; Janelle E. Belcher, Vice President; Scott Bennewitz, Vice President; John B. Jares, Vice President; Robert T. Kelly, Vice President; Anna P. Klodzinski, Vice President; William L. Reith, Vice President; Kevin S. Sonnett, Vice President; Tracy P. Stouffer, Vice President; David Sundquist, Vice President; and Lisa G. Warshafsky, Vice President.

      PORTFOLIO MANAGEMENT. The Manager manages each Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Company's Board. Founders, with respect to Dreyfus Premier Enterprise Fund, provides day-to-day management of the Fund's investments, subject to the supervision of the Manager and the Company's Board. Each Fund's adviser is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. Dreyfus Premier Health Care Fund's portfolio managers are Matthew Jenkin and Lesley Wright Marino. Dreyfus Premier NexTech Fund's portfolio managers are Mark Herskovitz, Barry Mills and Charles A. Thomas. Dreyfus Premier Enterprise Fund's portfolio managers are Robert T. Ammann and Kevin S. Sonnett. Dreyfus Small Cap Opportunity Fund's portfolio managers are Paul Kandel, Hilary Woods, George C. Saffaye, Robert T. Ammann, and Peter
I. Higgins.  Dreyfus Financial Services Fund's portfolio managers are Steven
A. Gavios and William R. Rubin. The Manager and Founders maintain research departments with professional portfolio managers and securities analysts who provide research services for the Funds and for other funds advised by the Manager or Founders.

      In approving the current Agreement, and the Founders Sub-Advisory Agreement, the Board considered a number of factors, including the nature and quality of the services provided by the Manager and Founders; the investment philosophy and investment approach as applied to the Funds by the Manager and, with respect to Dreyfus Premier Enterprise Fund, Founders; the investment management expertise of the Manager and Founders in respect of the relevant Fund's investment strategies; the personnel, resources and experience of the Manager, and, with respect to Dreyfus Premier Enterprise Fund, Founders; each Fund's performance history and the management and sub-advisory fees paid to the Manager and Founders, respectively, relative to those of mutual funds with similar investment objectives, strategies and restrictions; the Manager's costs of providing services under the Agreement and Founder's cost of providing services under the Founders Sub-Advisory Agreement; the relationship between the fees paid to the Manager under the Agreement and the Company's Distribution Plan; and ancillary benefits the Manager may receive from its relationship with the Company.

      Mellon Bank, N.A., the Manager's parent, and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by a Fund. The Manager has informed the Company that in making its investment decisions it does not obtain or use material inside information that Mellon Bank, N.A. or its affiliates may possess with respect to such issuers.

      The Company, the Manager, Founders and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such respective Code of Ethics, to invest in securities, including securities that may be purchased or held by a Fund. The Manager's Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and also are subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

      The Manager maintains office facilities on behalf of the Company and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Company. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fees paid by the Funds. The Distributor may use part or all of such payments to pay Service Agents (as defined below) in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

      EXPENSES. All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by the Manager (or Founders with respect to Dreyfus Premier Enterprise Fund). The expenses borne by the Company include: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Founders or any of their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Company's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. In addition, each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. Each Dreyfus Premier Fund's Class B, Class C and Class T shares are subject to an annual distribution fee, and Class A, Class B, Class C and Class T shares of each Dreyfus Premier Fund and shares of Dreyfus Small Cap Opportunity Fund and Dreyfus Financial Services Fund are subject to an annual shareholder service fee. See "Distribution Plan and Shareholder Services Plan." Expenses attributable to a particular Fund are charged against the assets of that Fund; other expenses of the Company are allocated among the Funds on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Fund.

      As compensation for the Manager's services to the Company, the Company has agreed to pay the Manager a management fee at the annual rate of 0.90% of the respective average daily net assets of Dreyfus Premier Health Care Fund and Dreyfus Small Cap Opportunity Fund and 0.80% of the average daily net assets of Dreyfus Financial Services Fund. With respect to the Dreyfus Premier NexTech Fund and Dreyfus Premier Enterprise Fund, the Company paid the Manager a management fee at the annual rate of 1.50% and 1.25%, respectively, of such Fund's average daily net assets (the "Basic Fees") for the Fund's first year of operations; thereafter, the Basic Fee payable to the Manager may vary depending on the Fund's performance compared to a securities index as described below.

      For the period from June 29, 2001 (commencement of operations) through April 30, 2002 (fiscal year end), the management fee payable by Dreyfus Premier Health Care Fund to the Manager amounted to $10,887, all of which was waived by the Manager pursuant to an undertaking in effect resulting in no management fee being paid by the Fund.

      For the fiscal year ended September 30, 2002, the management fee payable by each indicated Fund, the amounts waived by the Manager and the net fee paid by the Funds, were as follows:

                          Management Fee      Reduction in     Net Fee
                          Payable             Fee              Paid
                          --------------      ------------     -------
Dreyfus Financial         $5,9891             $5,989           $  -0-
Services Fund
Dreyfus Small Cap         $24,4262            $24,426          $  -0-
Opportunity Fund
_______________________
1 From December 28, 2001 (commencement of operations) through September 30,
  2002.
2 From November 30, 2001 (commencement of operations) through September 30,
  2002.

      The aggregate of the fees payable to the Manager is not subject to reduction as the value of a Fund's net assets increases.

DREYFUS PREMIER NEXTECH FUND. During the first twelve months of the Fund's operations, the Fund paid the Manager the Basic Fee of 1.50% of the Fund's average daily net assets with no performance adjustment. Beginning July 1, 2001, the Basic Fee is adjusted depending on the extent to which the investment performance of the class of shares (the "Measuring Class") expected to bear the highest total Fund operating expenses, after expenses, exceeds or is exceeded by the percentage change in the investment record of the NASDAQ Composite Index (the "NASDAQ" or "Index"), as described below. The fee will be accrued daily and payable monthly except as described below.

      Beginning July 1, 2001, the fee equals 1.50% annualized, if the performance of the Measuring Class shares equals the performance of the NASDAQ. A maximum increase to 2.50% annualized is payable if the investment performance of the Measuring Class shares exceeds the performance of the NASDAQ by eight or more percentage points for the performance period and the minimum fee of 0.50% annualized is payable if the performance of the NASDAQ exceeds the performance of the Measuring Class shares by eight or more percentage points for the performance period.

      The performance period is from July 1, 2000 through the then-current calendar month. After the Fund has had 36 full calendar months of operations, the performance period becomes a rolling 36-month period. The Basic Fee is increased (or decreased) at the monthly rate of 1/12th of 0.125% depending on the extent, if any, by which the investment performance of the Measuring Class shares exceeds by (or is exceeded by) at least one percentage point (rounded to the higher whole point if exactly one-half) the performance of the NASDAQ for the performance period. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12th of 1.00%.

      Therefore, beginning in July 2001, the maximum monthly fee is 2.50% annualized, which is payable if the investment performance of the Measuring Class shares exceeds the performance of the NASDAQ by eight or more percentage points for the performance period. Beginning July 2001, the minimum monthly fee is 0.50% annualized and is payable if the performance of the NASDAQ exceeds the investment performance of the Measuring Class shares by eight or more percentage points for the performance period.

      The following table illustrates the full range of permitted increases or decreases to the Basic Fee for Dreyfus Premier NexTech Fund.

          PERCENTAGE POINT
         DIFFERENCE* BETWEEN
         PERFORMANCE OF THE
       MEASURING CLASS SHARES   ADJUSTMENT TO    ANNUAL FEE RATE
          AND THE NASDAQ**     1.50% BASIC FEE     AS ADJUSTED
       ---------------------   ---------------   ----------------

                   +8              +1.00%             2.50%
                   +7              +.875%            2.375%
                   +8              +1.00%             2.50%
                   +7              +.875%            2.375%
                   +6               +.75%             2.25%
                   +5              +.625%            2.125%
                   +4               +.50%             2.00%
                   +3              +.375%            1.875%
                   +2               +.25%             1.75%
                   +1              +.125%            1.625%
                    0                   0             1.50%
                   -1              -.125%            1.375%
                   -2               -.25%             1.25%
                   -3              -.375%            1.125%
                   -4               -.50%             1.00%
                   -5              -.625%             .875%
                   -6               -.75%              .75%
                   -7              -.875%             .625%
                   -8              -1.00%              .50%
________________________________
* Fractions of a percentage point will be rounded to the nearer whole point (to the higher whole point if exactly one-half).
** Measured over the performance period, which beginning July 1, 2001 is the period from July 1, 2000 to the most recent month-end until June 30, 2003, at which time the performance period will become a rolling 36-month period ending with the most recent calendar month. During the first twelve months of operations, the Fund paid the Manager the Basic Fee of 1.50% of the Fund's average daily net assets with no performance adjustment.

-------------------------------------------------------------------------------
      For the period from June 26, 2000 (commencement of operations) through April 30, 2001 and for the fiscal year ended April 30, 2002, Dreyfus Premier NexTech Fund paid the Manager a management fee of $3,131,108 and $846,387, respectively.

DREYFUS PREMIER ENTERPRISE FUND. During the first twelve-month period of the Fund's operations, the Fund paid the Manager the Basic Fee of 1.25% of the Fund's average daily net assets with no performance adjustment. Beginning December 1, 2001, the Basic Fee is adjusted depending on the extent to which the investment performance of the class of shares (the "Measuring Class") expected to bear the highest total Fund operating expenses, after expenses, exceeds or is exceeded by the percentage change in the investment record of the Russell 2000 Growth Index (the "Russell 2000 Growth" or "Index"), as described below. The fee will be accrued daily and payable monthly except as described below.

      Beginning December 1, 2001, the fee equals 1.25% annualized, if the performance of the Measuring Class shares equals the performance of the Russell 2000 Growth. A maximum increase to 2.05% annualized is payable if the investment performance of the Measuring Class shares exceeds the performance of the Russell 2000 Growth by eight or more percentage points for the performance period and the minimum fee of 0.45% annualized is payable if the performance of the Russell 2000 Growth exceeds the performance of the Measuring Class shares by eight or more percentage points for the performance period.

      The performance period is from December 1, 2000 through the then-current calendar month. After the Fund has had 36 full calendar months of operations, the performance period becomes a rolling 36-month period. The Basic Fee is increased (or decreased) at the monthly rate of 1/12th of 0.10% depending on the extent, if any, by which the investment performance of the Measuring Class shares exceeds by (or is exceeded by) at least one percentage point (rounded to the higher whole point if exactly one-half) the performance of the Russell 2000 Growth for the performance period. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12th of 0.80%.

      Therefore, beginning in December 2001, the maximum monthly fee is 2.05% annualized, which is payable if the investment performance of the Measuring Class shares exceeds the performance of the Russell 2000 Growth by eight or more percentage points for the performance period. Beginning in December 2001, the minimum monthly fee is 0.45% annualized and is payable if the performance of the Russell 2000 Growth exceeds the investment performance of the Measuring Class shares by eight or more percentage points for the performance period.

      The following table illustrates the full range of permitted increases or decreases to the Basic Fee for Dreyfus Premier Enterprise Fund.

    PERCENTAGE POINT
  DIFFERENCE* BETWEEN
   PERFORMANCE OF THE
 MEASURING CLASS SHARES
  AND THE RUSSELL 2000    ADJUSTMENT TO    ANNUAL FEE RATE
        GROWTH**         1.25% BASIC FEE     AS ADJUSTED
-----------------------  ---------------   ---------------
             +8               +.80%             2.05%
             +7               +.70%             1.95%
             +6               +.60%             1.85%
             +5               +.50%             1.75%
             +4               +.40%             1.65%
             +3               +.30%             1.55%
             +2               +.20%             1.45%
             +1               +.10%             1.35%
              0                   0             1.25%
             -1               -.10%             1.15%
             -2               -.20%             1.05%
             -3               -.30%              .95%
             -4               -.40%              .85%
             -5               -.50%              .75%
             -6               -.60%              .65%
             -7               -.70%              .55%
             -8               -.80%              .45%
______________________________
-------------------------------------------------------------------------------
*      Fractions  of a  percentage  point  will  be  rounded  to the nearer  whole point (to the higher whole point if exactly one half).
**     Measured  over  the  performance   period,   which  beginning
       December 1, 2001 is the period from December 1, 2000 to the most recent month-end until November 30, 2003, at which time the performance period will become a rolling 36-month period ending with the most recent calendar month. During the first twelve months of operations, the Fund paid the Manager the Basic Fee of 1.25% of the Fund's average daily net assets with no performance adjustment.

      For the first year of Dreyfus Premier Enterprise Fund's operations, as compensation for Founder's services, the Manager paid Founders a sub-advisory fee at the annual rate of 0.50% of Dreyfus Premier Enterprise Fund's average daily net assets. After that, the Manager has agreed to pay Founders an annual sub-advisory fee equal to one-half of the annual investment advisory fee the Manager receives from Dreyfus Premier Enterprise Fund.

      For the period from November 27, 2000 (commencement of operations) through September 30, 2001, and for the fiscal year ended September 30, 2002, Dreyfus Premier Enterprise Fund paid the Manager a management fee of $329,154 and $1,041,365, respectively. For the period from November 27, 2000 (commencement of operations) through September 30, 2001, and for the fiscal year ended September 30, 2002, the Manager paid Founders a sub-advisory fee of $131,489 and $496,143, respectively.

DREYFUS PREMIER NEXTECH FUND AND DREYFUS PREMIER ENTERPRISE FUND. Since the adjustment to the Basic Fee for each of Dreyfus Premier NexTech Fund and Dreyfus Premier Enterprise Fund is based on the comparative performance of the Measuring Class shares against the relevant Index, the controlling factor is not whether the performance of the Measuring Class shares is up or down, but whether that performance is up or down more than or less than that of the relevant Index. In addition, the relative performance of the Measuring Class shares against the relevant Index is measured only for the relevant performance period, and does not take into account performance over longer or shorter periods of time.

      The investment performance of the Measuring Class shares during any performance period will be measured by the percentage difference between (i) the opening net asset value ("NAV") of a Measuring Class share and (ii) the sum of (a) the closing NAV of a Measuring Class share, (b) the value of any dividends and distributions on such share during the period treated as if reinvested in additional Measuring Class shares and (c) the per Measuring Class share value of any capital gains taxes paid or payable by Dreyfus Premier NexTech Fund or Dreyfus Premier Enterprise Fund on undistributed realized long-term capital gains. The measurement of the performance of the Measuring Class shares will not include any effects resulting from the issuance, sale, repurchase or redemption of shares of the Fund. The performance of the relevant Index is measured by the percentage change in the Index between the beginning and the end of the performance period with cash distributions on the securities that constitute the relevant Index being treated as reinvested in the Index.

      DISTRIBUTOR. The Distributor, a wholly-owned subsidiary of the Manager located at 200 Park Avenue, New York, New York 10166, serves as each Fund's distributor on a best efforts basis pursuant to an agreement with the Company which is renewable annually.

      The amounts retained on the sale of each Dreyfus Premier Fund's shares by the Distributor from sales loads, with respect to each Fund's Class A and Class T shares, and from contingent deferred sales charges ("CDSCs"), with respect to each Fund's Class B and Class C shares, are set forth below:


                    DREYFUS PREMIER NEXTECH FUND

                        Period from June 26,
                        2000 (commencement of
                        Operations) through          Fiscal Year Ended
Class                   April 30, 2001               April 30, 2002
-----                   ----------------------       -----------------
Class A                 $642,579
Class B                 $299,221                     $ 82,122
Class C                 $ 45,568                     $340,433
Class T                 $ 50,396                     $ 12,541
                                                     $  1,281


                   DREYFUS PREMIER ENTERPRISE FUND

                        Period from November 27,
                        2000 (Commencement of
                        Operations) through          Fiscal Year Ended
Class                   September 30, 2001           September 30, 2002
-----                   --------------------------   ------------------

Class A                 $47,188                      $35,629
Class B                 $22,822                      $67,878
Class C                 $ 2,767                      $ 6,064
Class T                 $ 1,908                      $   588


      As Dreyfus Premier Health Care Fund's Class B, Class C and Class T shares are new classes (and Class A is newly designated with a sales load) no information on retained sales loads is available as of the date of this Statement of Additional Information.

      The Distributor compensates certain Service Agents for selling Class B and Class C shares at the time of purchase from its own assets. The proceeds of the CDSC and fees pursuant to the Company's Distribution Plan (described below), in part, are used to defray these expenses.


      The Distributor may pay Service Agents that have entered into agreements with the Distributor a fee based on the amount invested through such Service Agents in Fund shares by employees participating in qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments ("Retirement Plans"), or other programs. The term "Retirement Plans" does not include IRAs, IRA "Rollover Accounts" or IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs"). Generally, the Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents. The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from a Fund, including past profits or any other source available to it. Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.

      The Distributor, at its expense, may provide promotional incentives to Service Agents that sell shares of funds advised by the Manager which are sold with a sales load, such as Class A and Class T shares of a Dreyfus Premier Fund. In some instances, those incentives may be offered only to certain Service Agents who have sold or may sell significant amounts of such shares.


      TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, 200 Park Avenue, New York, New York 10166, is the Company's transfer and dividend disbursing agent. Under a transfer agency agreement with the Company, the Transfer Agent arranges for the maintenance of shareholder account records for each Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each Fund during the month, and is reimbursed for certain out-of-pocket expenses.

      Mellon Bank, N.A. (the "Custodian"), the Manager's parent, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as custodian for the investments of each Fund. The Custodian has no part in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. Under a custody agreement with the Company, the Custodian holds each Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of each Fund's assets held in custody and receives certain securities transaction charges.

                               HOW TO BUY SHARES

      DREYFUS SMALL CAP OPPORTUNITY FUND AND DREYFUS FINANCIAL SERVICES FUND--GENERAL. Shares of these Funds are sold without a sales charge. You may be charged a fee if you effect transactions in shares of either of these Funds through a securities dealer, bank or other financial institution (collectively, "Service Agents"). Share certificates are issued only upon your written request. No certificates are issued for fractional shares. The Company reserves the right to reject any purchase order.


      The minimum initial investment in Dreyfus Small Cap Opportunity Fund and Dreyfus Financial Services Fund is $2,500, or $1,000 if you are a client of a Service Agent which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant, and $500 for Dreyfus-sponsored Education Savings Account, with no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Company's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. Fund shares are offered without regard to the minimum initial investment requirements to Board members of a fund advised by the Manager, including members of the Company's Board, who elect to have all or a portion of their compensation for serving in that capacity automatically allocated to the Fund. The Company reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Company. The Company reserves the right to vary further the initial and subsequent investment minimum requirements at any time. Because Dreyfus Small Cap Opportunity Fund currently intends to close to additional investment after it reaches total assets of approximately $400 million, it is not offered to 401(k) and other group retirement plans and may not be an appropriate investment for other programs that require continuous investment.


      Shares of Dreyfus Small Cap Opportunity Fund and Dreyfus Financial Services Fund also are offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

      Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agents in this regard.

      Shares of Dreyfus Small Cap Opportunity Fund and Dreyfus Financial Services Fund are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund.
Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), on each day the New York Stock Exchange is open for regular business. For purposes of determining net asset value, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of Fund shares outstanding. For information regarding the methods employed in valuing the Funds' investments, see "Determination of Net Asset Value."

      For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

      DREYFUS PREMIER FUNDS--GENERAL. Class A shares, Class B shares, Class C shares and Class T shares of the Dreyfus Premier Funds may be purchased only by clients of Service Agents, except that full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Company's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent.


      Class R shares of Dreyfus Premier Health Care Fund are offered only to
(i) bank trust departments and other financial service providers (including Mellon Bank, N.A. and its affiliates) acting on behalf of their customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold Class R shares of a Fund distributed to them by virtue of such an account or relationship, and
(ii) institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs. Class R shares may be purchased for a Retirement Plan or SEP-IRA only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Retirement Plan or SEP-IRA. In addition, holders of Class R shares of a Fund who have held their shares since June 5, 2003 may continue to purchase Class R shares of the Fund for their existing accounts whether or not they would otherwise be eligible to do so. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.


      When purchasing shares of a Dreyfus Premier Fund, you must specify which Class is being purchased. Share certificates are issued only upon your written request. No certificates are issued for fractional shares. The Company reserves the right to reject any purchase order.

      Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the relevant Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agent in this regard.


      The minimum initial investment in Dreyfus Premier NexTech Fund is $10,000, and the minimum initial investment in Dreyfus Premier Enterprise Fund and Dreyfus Premier Health Care Fund is $1,000. Subsequent investments must be at least $100. However, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education Savings Accounts with no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Company's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment for shares of Dreyfus Premier NexTech Fund is $2,500. The Company reserves the right to offer its shares without regard to minimum purchase requirements to employees participating in certain Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Company. The Company reserves the right to vary further the initial and subsequent investment minimum requirements at any time. Because Dreyfus Premier Enterprise Fund currently intends to close to additional investment after it reaches total assets of approximately $300 million it is not offered to 401(k) and other group retirement plans and may not be an appropriate investment for other programs that require continuing investment.

      The Code imposes various limitations on the amount that may be contributed to certain Retirement Plans. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in a Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.


      Shares of Dreyfus Premier NexTech Fund and Dreyfus Premier Health Care Fund also may be purchased through Dreyfus-AUTOMATIC Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

      Shares of each Dreyfus Premier Fund are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), on each day the New York Stock Exchange is open for regular business. For purposes of determining net asset value, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share of each Class is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. For information regarding the methods employed in valuing the Funds' investments, see "Determination of Net Asset Value."

      If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on a business day, Fund shares will be purchased at the public offering price determined as of the closing of trading on the floor of the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next business day, except where shares are purchased through a dealer as provided below.

      Orders for the purchase of Dreyfus Premier Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee by the close of its business day (usually 5:15 p.m., Eastern time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day. For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

      DREYFUS PREMIER FUNDS--CLASS A SHARES. The public offering price for Class A shares is the net asset value per share of that Class plus, except for shareholders beneficially owning shares of Dreyfus Premier Health Care Fund on November 14, 2002, a sales load as shown below:

                          Total Sales Load -- Class A Shares

                            As a % of     As a % of net          Dealers'
                            offering          asset          Reallowance as a
                            price per       value per        % of offering
  Amount of Transaction       share           share              price
-----------------------     ---------     -------------      ----------------

Less than $50,000             5.75             6.10              5.00
$50,000 to less than          4.50             4.70              3.75
$100,000
$100,000 to less than         3.50             3.60              2.75
$250,000
$250,000 to less than         2.50             2.60              2.25
$500,000
$500,000 to less than         2.00             2.00              1.75
$1,000,000
$1,000,000 or more             -0-             -0-               -0-

      A CDSC of 1% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 or purchased through "wrap accounts" or similar programs described below and redeemed within one year of purchase. This provision does not apply to a Class A shareholder of Dreyfus Premier Health Care Fund who beneficially owned shares of the Fund on November 14, 2002. The Distributor may pay Service Agents an amount up to 1% of the net asset value of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC.

      The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account trust estate or a single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

      Set forth below is an example of the method of computing the offering price of Class A shares of each Dreyfus Premier Fund. The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000, subject to the schedule of sales charges set forth above at a price based upon a net asset value of the Fund's Class A shares as of September 30, 2002 for Dreyfus Premier Enterprise Fund, and as of April 30, 2002 for Dreyfus Premier NexTech Fund and Dreyfus Premier Health Care Fund:


                                     Dreyfus         Dreyfus
                                     Premier         Premier      Dreyfus
                                     NexTech       Enterprise     Premier
                                     Fund             Fund        Health
                                     Class A         Class A      Class A
                                     -------         -------      -------

Net Asset Value Per Share........     $4.14         $11.64         $12.15
Per Share Sales Charge
Class A - 5.75% of offering
price (6.10% of net asset value
per share).......................      0.25           0.71           0.74
Per Share Offering Price to the
Public...........................     $4.39         $12.35         $12.89

      DREYFUS PREMIER FUNDS--CLASS B SHARES. The public offering price for Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares and as described in the relevant Fund's Prospectus and in this Statement of Additional Information under "How to Redeem Shares--Contingent Deferred Sales Charge--Class B Shares."

      Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each such Class. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares held by the shareholder, excluding shares acquired through the reinvestment of dividends and distributions.

      DREYFUS PREMIER FUNDS--CLASS C SHARES. The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase.
See "How to Redeem Shares--Contingent Deferred Sales Charge--Class C Shares."

      DREYFUS PREMIER FUNDS--CLASS R SHARES. (Dreyfus Premier Health Care Fund only) The public offering price for Class R shares is the net asset value per share of that Class.

      DREYFUS PREMIER FUNDS--CLASS T SHARES. The public offering price for Class T shares is the net asset value per share of that Class plus a sales load as shown below:


                         Total Sales Load -- Class T Shares
                         ----------------------------------
                            As a % of    As a % of                Dealers'
                            offering     net asset            Reallowance as a
                            price per    value per             % of offering
  Amount of Transaction       share        share                   price
-----------------------     ---------    ---------            ----------------
Less than $50,000             4.50          4.70                    4.00

$50,000 to less than          4.00          4.20                    3.50
$100,000

$100,000 to less than         3.00          3.10                    2.50
$250,000

$250,000 to less than         2.00          2.00                    1.75
$500,000

$500,000 to less than         1.50          1.50                    1.25
$1,000,000

$1,000,000 or more             -0-          -0-                     -0-

-------------------------------------------------------------------------------

      A CDSC of 1% will be assessed at the time of redemption of Class T shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase. The Distributor may pay Service Agents an amount up to 1% of the net asset value of Class T shares purchased by their clients that are subject to a CDSC. Because the expenses associated with Class A shares will be lower than those associated with Class T shares, purchasers investing $1,000,000 or more in a Fund generally will find it beneficial to purchase Class A shares rather than Class T shares.

      The scale of sales loads applies to purchases of Class T shares made by any "purchaser," as defined above for Class A shares.

      Set forth below is an example of the method of computing the offering price of Class T shares of each Dreyfus Premier Fund. The example assumes a purchase of Class T shares of the Fund aggregating less than $50,000, subject to the schedule of sales charges set forth above at a price based upon a net asset value of the Fund's Class T shares as of September 30, 2002 for Dreyfus Premier Enterprise Fund, and as of April 30, 2002 for Dreyfus Premier NexTech Fund, and for Dreyfus Premier Health Care Fund:


                                               Dreyfus     Dreyfus
                                  Dreyfus      Premier     Premier
                                  Premier    Enterprise     Health
                               Nextech Fund     Fund      Care Fund
                               ------------  ----------   ---------

Net Asset Value Per Share.....     $4.12       $11.58       $12.15
Per Share Sales Charge
      Class T - 4.50% of
      offering price
      (4.70% of net asset
      value per share)........      0.19         0.55         0.57
Per Share Offering Price to
the Public....................     $4.31       $12.13       $12.72

      DREYFUS PREMIER FUNDS--DEALERS' REALLOWANCE--CLASS A AND CLASS T SHARES. The dealer reallowance provided with respect to Class A and Class T shares may be changed from time to time but will remain the same for all dealers.

      DREYFUS PREMIER FUNDS - CLASS A OR CLASS T SHARES OFFERED AT NET ASSET VALUE. Full-time employees of member firms of the NASD and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program (if Fund shares are offered to such plans or programs), or for their spouses or minor children, at net asset value, provided that they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Company's Board, or the spouse or minor child of any of the foregoing.

      Class A shares may be purchased at net asset value through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

      Class A shares also may be purchased at net asset value, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).


      Class A and Class T shares are offered at net asset value without a sales load to employees participating in Retirement Plans. Class A and Class T shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided that, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan invested all or a portion of its assets in funds in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds, or certain funds advised by Founders, or certain other products made available by the Distributor to such plans. Dreyfus Premier Enterprise Fund shares, however, are not offered to 401(k) and other group retirement plans.


      Class T shares also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by the Manager or its affiliates. The purchase of Class T shares of a Fund must be made within 60 days of such redemption and the shares redeemed must have been subject to an initial sales charge or a contingent deferred sales charge.


      DREYFUS PREMIER FUNDS--RIGHT OF ACCUMULATION--CLASS A AND CLASS T SHARES. Reduced sales loads apply to any purchase of Class A and Class T shares by you and any related "purchaser" as defined above, where the aggregate investment including such purchase is $50,000 or more. If, for example, you previously purchased and still hold Class A or Class T shares of a Dreyfus Premier Fund, or shares of certain other funds advised by the Manager or Founders which are subject to a sales load or shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A or Class T shares of such Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.50% of the offering price in the case of Class A shares or 4.00% of the offering price in the case of Class T shares. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.


      To qualify at the time of purchase, you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

      DREYFUS TELETRANSFER PRIVILEGE. (All Funds) You may purchase Fund shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

      Dreyfus TELETRANSFER purchase orders may be made at any time. Purchase orders received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TELETRANSFER Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TELETRANSFER Privilege."

      REOPENING AN ACCOUNT. (All Funds) You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

                DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

      Class B, Class C and Class T shares of each Dreyfus Premier Fund are subject to a Distribution Plan, and Class A, Class B, Class C and Class T shares of each Dreyfus Premier Fund and shares of Dreyfus Small Cap Opportunity Fund and Dreyfus Financial Services Fund are subject to a Shareholder Services Plan.

      DISTRIBUTION PLAN. (Dreyfus Premier Funds only) Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act, provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Company's Board has adopted such a plan (the "Distribution Plan") with respect to each Dreyfus Premier Fund's Class B, Class C and Class T shares pursuant to which the Fund pays the Distributor for distributing each such Class of shares at the annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the value of the average daily net assets of Class T shares. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. The Company's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit each Dreyfus Premier Fund and the holders of its Class B, Class C and Class T shares.

      A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of a Dreyfus Premier Fund's Class B, Class C or Class T shares may bear pursuant to the Distribution Plan without the approval of the holders of such shares and that other material amendments of the Distribution Plan must be approved by the Company's Board and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. As to each Dreyfus Premier Fund, the Distribution Plan is subject to annual approval by such vote of the Board cast in person at a meeting called for the purpose of voting on the Distribution Plan. As to the relevant Class of shares of a Dreyfus Premier Fund, the Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or by vote of the holders of a majority of such Class of shares.

      For the fiscal year ended April 30, 2002, Dreyfus Premier NexTech Fund paid the Distributor $398,273, $141,939 and $7,374 with respect to its Class B, Class C and Class T shares, respectively, pursuant to the Distribution Plan. For the fiscal year ended September 30, 2002, Dreyfus Premier Enterprise Fund paid the Distributor $112,133, $110,453 and $1,119 with respect to its Class B, Class C and Class T shares, respectively, pursuant to the Distribution Plan. As Class B, Class C and Class T shares of Dreyfus Premier Health Care Fund had not been offered for a fiscal year as of the date of this Statement of Additional Information, no information is provided as to the fees paid by such Classes pursuant to the Distribution Plan.

      SHAREHOLDER SERVICES PLAN. (All Funds) The Company has adopted a Shareholder Services Plan with respect to Class A, Class B, Class C and Class T shares of each Dreyfus Premier Fund and shares of Dreyfus Small Cap Opportunity Fund and Dreyfus Financial Services Fund. Pursuant to the Shareholder Services Plan, each Fund pays the Distributor for the provision of certain services to the holders of such shares a fee at the annual rate of 0.25% of the value of the average daily net assets of the shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to certain Service Agents in respect of these services.

      A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Company's Board and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. As to each Fund, the Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan.
As to each Fund and relevant Class of shares, the Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

      For the period June 29, 2001 (commencement of operations) through April 30, 2002, Dreyfus Premier Health Care Fund paid the Distributor $3,024 with respect to its Class A shares pursuant to the Shareholder Services Plan. As Class B, Class C and Class T shares of Dreyfus Premier Health Care Fund had not been offered for a fiscal year as of the date of this Statement of Additional Information, no information is provided as to the fees paid by such Classes pursuant to the Shareholder Services Plan. For the fiscal year ended April 30, 2002, Dreyfus Premier NexTech Fund paid the Distributor $102,157, $132,758, $47,313 and $7,374 with respect to its Class A, Class B,
Class C and Class T shares, respectively, pursuant to the Shareholder Services Plan. For the fiscal year ended September 30, 2002, Dreyfus Premier Enterprise Fund paid the Distributor $57,046, $37,378, $36,818 and $1,119 with respect to its Class A, Class B, Class C and Class T shares, respectively, pursuant to the Shareholder Services Plan. For the period from December 28, 2001 (commencement of operations) through September 30, 2002, Dreyfus Financial Services Fund paid the Distributor $1,872 pursuant to the Shareholder Services Plan. For the period from November 30, 2001 (commencement of operations) through September 30, 2002, Dreyfus Small Cap Opportunity Fund paid the Distributor $6,785 pursuant to the Shareholder Services Plan.

                             HOW TO REDEEM SHARES

      GENERAL. (All Funds) Each Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased Fund shares by check, by Dreyfus TELETRANSFER Privilege or through Dreyfus-AUTOMATIC Asset Builder(R) (which is not available for Dreyfus Premier Enterprise Fund) and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, a Fund will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TELETRANSFER Privilege for a period of up to eight days after receipt by the Transfer Agent of the purchase check, the Dreyfus TELETRANSFER purchase or the Dreyfus-AUTOMATIC Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

      If you hold shares of more than one Class of a Dreyfus Premier Fund, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

      REDEMPTION FEE. (Dreyfus Small Cap Opportunity Fund and Dreyfus Financial Services Fund only) Each of these Funds will deduct a redemption fee equal to 1% of the net asset value of Fund shares redeemed (including redemptions through the use of the Fund Exchanges service) less than 30 days following the issuance of such shares. The redemption fee will be deducted from the redemption proceeds and retained by the Fund and used primarily to offset the transaction costs that short-term trading imposes on the Fund and its shareholders. For purposes of calculating the 30-day holding period, the Fund will employ the "first in, first-out" method, which assumes that the shares you are redeeming or exchanging are the ones you have held the longest.

      No redemption fee will be charged on the redemption or exchange of shares (1) through the Fund's Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, (2) through accounts reflected on the records of the Transfer Agent as omnibus accounts approved by the Distributor, (3) through accounts established by Service Agents approved by the Distributor that utilize the National Securities Clearing Corporation's networking system, or
(4) acquired through the reinvestment of dividends or capital gains distributions. The redemption fee may be waived, modified or terminated at any time.

      CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. (Dreyfus Premier Funds only) A CDSC payable to the Distributor is imposed on any redemption of Class
B shares which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class
B shares above the dollar amount of all your payments for the purchase of Class B shares held by you at the time of redemption.

      If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

      In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

      The following table sets forth the rates of the CDSC for Class B shares:



                                   CDSC as a % of
             Year Since          Amount Invested or
          Purchase Payment       Redemption Proceeds
              Was Made           (whichever is less)
      -------------------------  -------------------

      First....................           4.00
      Second...................           4.00
      Third....................           3.00
      Fourth...................           3.00
      Fifth....................           2.00
      Sixth....................           1.00

-------------------------------------------------------------------------------

      In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amounts of payments for the purchase of Class B shares made during the preceding six years; and finally, of amounts representing the cost of shares held for the longest period.

      For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represented appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

      CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES. (Dreyfus Premier Funds only) A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge--Class B Shares" above.


      WAIVER OF CDSC. (Dreyfus Premier Funds only) The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder,
(b) redemptions by employees participating in Retirement Plans, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70-1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Company's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the relevant Fund's Prospectus or this Statement of Additional Information at the time of the purchase of such shares.


      To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

      REDEMPTION THROUGH A SELECTED DEALER. (Dreyfus Premier Funds only) If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

      In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee prior to the close of its business day (usually 5:15 p.m., Eastern time), are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

      REINVESTMENT PRIVILEGE. (Dreyfus Premier Funds only) Upon written request, you may reinvest up to the number of Class A, Class B or Class T shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, with respect to Class B shares, or Class A or Class T shares if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested. The Reinvestment Privilege may be exercised only once.

      WIRE REDEMPTION PRIVILEGE. (All Funds) By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you or a representative of your Service Agent and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Company will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

      To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."

      DREYFUS TELETRANSFER PRIVILEGE. (All Funds) You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. You should be aware that if you have selected the Dreyfus TELETRANSFER Privilege, any request for a Dreyfus TELETRANSFER transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "How to Buy Shares--Dreyfus TELETRANSFER Privilege."

      SHARE CERTIFICATES; SIGNATURES. (All Funds) Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion
Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call the telephone number listed on the cover.

      REDEMPTION COMMITMENT. (All Funds) The Company has committed itself to pay in cash all redemption requests by any shareholder of record of a Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

      SUSPENSION OF REDEMPTIONS. (All Funds) The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the relevant Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                             SHAREHOLDER SERVICES

      FUND EXCHANGES. You may purchase, in exchange for shares of Dreyfus Small Cap Opportunity Fund or Dreyfus Financial Services Fund, shares of certain other funds managed or administered by the Manager or shares of certain funds advised by Founders, to the extent such shares are offered for sale in your state of residence. A 1% redemption fee will be charged upon an exchange of Fund shares (except for a Dreyfus Premier Fund), where the exchange occurs less than 30 days following the issuance of such shares. You may purchase, in exchange for shares of a Dreyfus Premier Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, and, with respect to Class T shares of a Dreyfus Premier Fund, Class A shares of certain Dreyfus Premier fixed-income funds, to the extent such shares are offered for sale in your state of residence. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

      A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

      B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

      C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

      D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds may be exchanged without a sales load for shares of other funds sold with a sales load.

      E. Shares of funds subject to a CDSC exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

      To accomplish an exchange under item D above, you or your Service Agent acting on your behalf must notify the Transfer Agent of your prior ownership of Fund shares and your account number.

      Dreyfus Premier Fund shares subject to a CDSC also may be exchanged for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by the Manager. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege, Dreyfus Dividend Sweep and the Automatic Withdrawal Plan.

      To request an exchange, you or your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing, by telephone or online. The ability to issue exchange instructions by telephone or online is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express(R) voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form are not eligible for telephone or online exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Company reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

      To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

      Exchanges of Class R shares held by a retirement plan may be made only between the investor's retirement plan account in one fund and such investor's retirement plan account in another fund.

      During times of drastic economic or market conditions, the Company may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

      DREYFUS AUTO-EXCHANGE PRIVILEGE. (All Funds, except Dreyfus Premier Enterprise Fund) Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a Fund, shares of another fund of which you are a shareholder as described above under "Fund Exchanges." This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA accounts and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

      Fund Exchanges and Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having certain identical identifying designations.

      Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561 or visiting the Dreyfus.com website. The Company reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

      DREYFUS-AUTOMATIC ASSET BUILDER(R). (All Funds, except Dreyfus Premier Enterprise Fund) Dreyfus-AUTOMATIC Asset Builder permits you to purchase the Fund's shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

      DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE. (All Funds, except Dreyfus Premier Enterprise Fund) Dreyfus Government Direct Deposit Privilege enables you to purchase the Fund's shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans' military or other payments from the U.S. Government automatically deposited into your fund account. You may deposit as much of such payments as you elect.

      DREYFUS PAYROLL SAVINGS PLAN. (All Funds, except Dreyfus Premier Enterprise Fund) Dreyfus Payroll Savings Plan permits you to purchase the Fund's shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

      DREYFUS STEP PROGRAM. (Dreyfus Small Cap Opportunity Fund and Dreyfus Financial Services Fund only) Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-Automatic Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing participation in Dreyfus-Automatic Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time. If you wish to purchase Fund shares through the Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan, you may do so only for IRAs, SEP-IRAs and rollover IRAs.

      DREYFUS DIVIDEND OPTIONS.  (All Funds, except Dreyfus Premier Enterprise
Fund) Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from Dreyfus Small Cap Opportunity Fund or Dreyfus Financial Services Fund in shares of another fund in the Dreyfus Family of Funds or shares of a fund advised by Founders or, with respect to dividends or dividends and distributions from Dreyfus Premier NexTech Fund or Dreyfus Premier Health Care Fund, in shares of the same Class of another fund in the Dreyfus Premier Family of Funds (not including Dreyfus Premier Enterprise Fund), shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, and with respect to Class T shares of the Fund, Class A shares of certain Dreyfus Premier fixed-income funds, of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

      A. Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

      B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

      C. Dividends and distributions paid by a fund that charges a sales load may be invested without a sales load in shares of other funds sold with a sales load.

      D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

      Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from Dreyfus Premier
NexTech Fund, Dreyfus Premier Health Care Fund, Dreyfus Small Cap Opportunity Fund or Dreyfus Financial Services Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

      AUTOMATIC WITHDRAWAL PLAN. (All Funds, except Dreyfus Premier Enterprise
Fund) The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be terminated at any time by you, the Company or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

      With respect to Dreyfus Premier NexTech Fund and Dreyfus Premier Health Care Fund, no CDSC with respect to Class B shares of the Fund will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class B shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A and Class T shares subject to a CDSC and Class C shares under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A and Class T shares where the sales load is imposed concurrently with withdrawals of Class A and Class T shares generally are undesirable.

      Certain retirement plans, including Dreyfus-sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such retirement plans. Participants should consult their retirement plan sponsor and tax adviser for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan.


      LETTER OF INTENT - CLASS A AND CLASS T SHARES. (Dreyfus Premier NexTech Fund and Dreyfus Premier Health Care Fund only) By signing a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A and Class T shares based on the total number of shares of Eligible Funds (as defined under "Right of Accumulation" above) purchased by you and any related "purchaser" (as defined above) in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. Shares of any Eligible Fund purchased within 90 days prior to the submission of the Letter of Intent may be used to equal or exceed the amount specified in the Letter of Intent. A minimum initial purchase of $5,000 is required. You can obtain a Letter of Intent form by calling 1-800-554-4611.

      Each purchase you make during the 13-month period (which begins on the date you submit the Letter of Intent) will be at the public offering price applicable to a single transaction of the aggregate dollar amount you select in the Letter of Intent. The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. When you fulfill the terms of the Letter of Intent by purchasing the specified amount the escrowed amount will be released and additional shares representing such amount credited to your account. If your purchases meet the total minimum investment amount specified in the Letter of Intent within the 13-month period, an adjustment will be made at the conclusion of the 13-month period to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to submission of the Letter of Intent. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A or Class T shares of the Fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining
shares will be credited to your account.   Signing a Letter of Intent does
not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A or Class T shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was submitted.


      CORPORATE PENSION/PROFIT-SHARING AND RETIREMENT PLANS. (All Funds) The Company makes available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan. In addition, the Company makes available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover
IRAs), Education Savings Accounts, 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. Dreyfus Premier Enterprise Fund and Dreyfus Small Cap Opportunity Fund shares, however, are not offered to 401(k) and other group retirement plans.

      If you wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, you may request from the Distributor forms for adoption of such plans.

      The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

      SHARES MAY BE PURCHASED IN CONNECTION WITH THESE PLANS ONLY BY DIRECT REMITTANCE TO THE ENTITY ACTING AS CUSTODIAN. PURCHASES FOR THESE PLANS MAY NOT BE MADE IN ADVANCE OF RECEIPT OF FUNDS.

      You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and you should consult a tax adviser.

                       DETERMINATION OF NET ASSET VALUE

      VALUATION OF PORTFOLIO SECURITIES. Each Fund's portfolio securities, including covered call options written by the Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except that open short positions are valued at the asked price. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation or, if no such rate is quoted on such date, such other quoted market exchange rate as may be determined to be appropriate by the Manager. Forward currency contracts will be valued at the current cost of offsetting the contract. If a Fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place contemporaneously with the determination of prices of certain of the Fund's securities. Short-term investments may be carried at amortized cost, which approximates value. Expenses and fees, including the management fee and fees pursuant to the Distribution Plan and the Shareholder Services Plan, if applicable, are accrued daily and taken into account for the purpose of determining the net asset value of the relevant Fund's shares. Because of the differences in operating expenses incurred by each Class of shares of the Dreyfus Premier Funds, the per share net asset value of each Class of shares of the Funds will differ.

      Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, are not valued by a pricing service approved by the Board, or are determined by the Company not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the Company to have changed the value of the security), are valued at fair value as determined in good faith based on procedures approved by the Company's Board. The valuation of a security based on fair value procedures may differ from the security's most recent closing price, and from the prices used by other mutual funds to calculate their net asset values. Restricted securities which are, or are convertible into, securities of the same class of other securities for which a public market exists usually will be valued at such market value less the same percentage discount at which the restricted securities were purchased. This discount will be revised periodically by the Board if the Board members believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board.

      NEW YORK STOCK EXCHANGE CLOSINGS. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.



                      DIVIDENDS, DISTRIBUTIONS AND TAXES

      Management believes that Dreyfus Premier NexTech Fund, Dreyfus Premier Enterprise Fund and Dreyfus Premier Health Care Fund have each qualified as a "regulated investment company" under the Code for its most recent fiscal year end. Each of these Funds intends to continue to so qualify, and each other Fund intends to qualify, as a "regulated investment company" under the Code, if such qualification is in the best interest of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized securities gains to the extent such income and gains are distributed to shareholders. To qualify as a regulated investment company, the Fund must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders and meet certain asset diversification and other requirements. If a Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

      If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

      Any dividend or distribution paid shortly after your purchase may have the effect of reducing the aggregate net asset value of your shares below the cost of your investment. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated in the relevant Fund's Prospectus. In addition, if a shareholder holds shares of a Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

      In general, dividends (other than capital gain dividends) paid by a Fund to U.S. corporate shareholders may be eligible for the dividends received deduction to the extent that the Fund's income consists of dividends paid by U.S. corporations on shares that have been held by the Fund for at least 46 days during the 90-day period commencing 45 days before the shares become ex-dividend. In order to claim the dividends received deduction, the investor in the Fund must have held its shares in the Fund for at least 46 days during the 90-day period commencing 45 days before the Fund shares become ex-dividend. Additional restrictions on an investor's ability to claim the dividends received deduction may apply.

      Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies and non-U.S. dollar denominated securities (including debt instruments and certain forward contracts and options) may be treated as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Finally, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

      Gain or loss, if any, realized by a Fund from certain forward contracts and options transactions ("Section 1256 contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 contracts as well as from closing transactions. In addition, any Section 1256 contracts remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

      Offsetting positions held by a Fund involving certain futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute "straddles." To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund may constitute "mixed straddles." The Fund may make one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

      If a Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or
(2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.

      If a Fund enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other regulated investment companies, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly by the Fund during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The Treasury has authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

      Investment by a Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations, could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, the Fund could be required each year to accrue a portion of the discount (or deemed discount) at which the securities were issued and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy the distribution requirements.

      If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain Federal income taxes on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities held beyond the end of the Fund's taxable year may be treated as ordinary income.

      Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Company could subject you to a $50 penalty imposed by the Internal Revenue Service.

                            PORTFOLIO TRANSACTIONS

      GENERAL. (All Funds) The Manager assumes general supervision over the placement of securities buy and sell orders on behalf of the funds it manages. In choosing brokers, the Manager evaluates the ability of the broker to execute the particular transaction (taking into account the market for the stock and the size of the order) at the best combination of price and quality of execution. In selecting brokers no factor is necessarily determinative, and seeking to obtain best execution for all trades takes precedence over all other considerations. Brokers are selected after a review of all relevant criteria, including: the actual price to be paid for the shares; the broker's knowledge of the market for the particular stock; the broker's reliability; the broker's integrity or ability to maintain confidentiality; the broker's research capability; commission rates; the broker's ability to ensure that the shares will be delivered on settlement date; the broker's ability to handle specific orders of various size and complexity; the broker's financial condition; the broker's willingness to commit capital; and the sale by the broker of funds managed by the Manager (or Founders with respect to Dreyfus Premier Enterprise Fund). At various times and for various reasons, certain factors will be more important than others in determining which broker to use.

      The Manager has adopted written trade allocation procedures for its equity and fixed income trading desks. Under the procedures, portfolio managers and the trading desks ordinarily will seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one account. In some cases, this policy may adversely affect the price paid or received by an account, or the size of the position obtained or liquidated. Generally, bunched trades will be allocated among the participating accounts based on the number of shares designated for each account on the trade order. If securities available are insufficient to satisfy the requirements of the participating accounts, available securities generally are allocated among accounts pro rata, based on order sizes. In the case of debt securities, the pro rata allocation is based on the accounts' asset sizes. In allocating trades made on a combined basis, the trading desks seeks to achieve the same net unit price of the securities for each participating account. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the trade allocation procedures allow the allocation of securities on a basis other than pro rata. For example, adjustments may be made to eliminate de minimis positions, to give priority to accounts with specialized investment policies and objectives or to consider the unique characteristics of certain accounts (e.g., available cash, industry or issuer concentration, duration, credit exposure).

      The Manager (or Founders with respect to Dreyfus Premier Enterprise
Fund) may deem it appropriate for one of its accounts to sell a security while another of its accounts is purchasing the same security. Under such circumstances, the Manager (or Founders with respect to Dreyfus Premier Enterprise Fund) may arrange to have the purchase and sale transaction effected directly between its accounts ("cross transactions"). Cross transactions will be effected pursuant to procedures adopted under Rule 17a-7 under the 1940 Act.

      Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, the Manager (or Founders with respect to Dreyfus Premier Enterprise Fund) will not be deterred from changing a Fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Manager (or Founders with respect to Dreyfus Premier Enterprise Fund) based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs and any short-term gains realized from these transactions are taxable to shareholders as ordinary income. For the period June 26, 2000 (commencement of operations) through April 30, 2001, and for the fiscal year ended April 30, 2002, Dreyfus Premier NexTech Fund's portfolio turnover rate was 374.55% and 117.64%, respectively. For the period from June 29, 2001 (commencement of operations) through April 30, 2002, Dreyfus Premier Health Care Fund's portfolio turnover rate was 201.04%. For the period November 27, 2000 (commencement of operations) through September 30, 2001, and for the fiscal year ended through September 30, 2002, Dreyfus Premier Enterprise Fund's portfolio turnover rate was 188.42% and 191.85%, respectively. For the period December 28, 2001 (commencement of operations) through September 30, 2002, Dreyfus Financial Services Fund's portfolio turnover rate was 47.05%. For the period November 30, 2001 (commencement of operations) through September 30, 2002, Dreyfus Small Cap Opportunity Fund's portfolio turnover rate was 105.97%.

      For the period June 26, 2000 (commencement of operations) through April 30, 2001, and for the fiscal year ended April 30, 2002, Dreyfus Premier NexTech Fund paid total brokerage commissions of $303,493 and $335,250, respectively, and the concessions on principal transactions totaled $1,268,787 and $1,120, respectively, none of which was paid to the Distributor. For the period June 29, 2001 (commencement of operations) through April 30, 2002, Dreyfus Premier Health Care Fund paid total brokerage commissions of $7,426 and there were no concessions on principal transactions. For the period November 27, 2000 (commencement of operations) through September 30, 2001, and for the fiscal year ended September 30, 2002, Dreyfus Premier Enterprise Fund paid total brokerage commissions of $36,328 and $500,562, respectively, and the concessions on principal transactions totaled $502,347 and $497,253, respectively, none of which was paid to the Distributor. For the period December 28, 2001 (commencement of operations) through September 30, 2002, Dreyfus Financial Services Fund paid total brokerage commissions of $2,247 and the concessions on principal transactions totaled $76, none of which was paid to the Distributor. For the period November 30, 2001 (commencement of operations) through September 30, 2002, Dreyfus Small Cap Opportunity Fund paid total brokerage commissions of $24,654 and the concessions on principal transactions totaled $6,940, none of which was paid to the Distributor.

      The Company contemplates that, consistent with the policy of obtaining prompt execution of orders at the most favorable net price, brokerage transactions may be conducted through the Manager, Founders or their affiliates. The Company's Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to the Manager, Founders or their affiliates are reasonable and fair.

      During the fiscal year ended April 30, 2002, Dreyfus Premier NexTech Fund paid brokerage commissions of $18,028 to an affiliate of the Manager. This amount represented approximately 5% of the aggregate brokerage commissions paid by Dreyfus Premier NexTech Fund for transactions involving approximately 7% of the aggregate dollar value of transactions for which Dreyfus Premier NexTech Fund paid brokerage commissions.

      IPO ALLOCATIONS. (All Funds, except Dreyfus Premier Enterprise Fund) Under the Manager's special trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein "IPOs"), all portfolio managers seeking to participate in an IPO must use reasonable efforts to indicate their interest in the IPO, by account and in writing, to the Equity Trading Desk at least 24 hours prior to the pricing of a deal. Except upon prior written authorization from the Director of Investments or his designee, an indication of interest submitted on behalf of any account must not exceed an amount based on the account's approximate median position size.

      Portfolio managers may specify by account the minimum number of shares deemed to be an adequate allocation. Portfolio managers may not decline any allocation in excess of the minimum number of shares specified on the ground that too few shares are available, and will not receive an allocation of fewer than the minimum number of shares specified. If a portfolio manager does not specify a minimum number of shares deemed to be an adequate allocation, a "default minimum" equal to ten percent of the requested number of shares is assumed. De minimis adjustments may result in larger accounts participating in IPOs to a lesser extent than smaller accounts.

      Based on the indications of interest received by the Equity Trading Desk, the Chief Investment Officer's designee prepares an IPO Allocation Worksheet indicating an appropriate order size for each account, taking into consideration (i) the number of shares requested for each account; (ii) the relative size of each account; (iii) each account's investment objectives, style and portfolio composition, and (iv) any other factors that may lawfully be considered in allocating IPO shares among accounts.

      If there are insufficient securities to satisfy all orders as reflected on the IPO Allocation Worksheet, the Manager's allocation generally will be distributed among participating accounts pro rata on the basis of each account's order. Allocations may deviate from a strict pro rata allocation if the Chief Investment Officer or his designee determines that it is fair and equitable to allocate on other than a pro rata basis.

      IPO ALLOCATIONS. (Dreyfus Premier Enterprise Fund and Dreyfus Small Cap Opportunity Fund only) Dreyfus Premier Enterprise Fund's portfolio managers are employees of Founders and certain of the Dreyfus Small Cap Opportunity Fund's portfolio managers are dual employees of the Manager and Founders and are subject to the IPO procedures of Founders. Under the procedures, all portfolio managers seeking to participate in an IPO must inform the Trading Department Manager, or her designee, of the accounts for which the offering would be suitable at least 24 hours prior to the time the offering is to be priced or the books are to be closed, whichever occurs first. If it is not possible to give this notice, the portfolio manager will give notice as soon as practicable under the circumstances.

      IPO ALLOCATIONS. (Dreyfus Small Cap Opportunity Fund only) Certain of the Fund's portfolio managers are dual employees of the Manager and The Boston Company Asset Management ("TBCAM"), and are subject to the IPO procedures of TBCAM. Under the procedures, all portfolio managers seeking to participate in an IPO must indicate their interest in the IPO to the equity trader prior to the pricing of the offering. Portfolio managers may specify for each account the minimum position deemed to be an adequate allocation. Shares received in an offering are allocated among participating accounts on a pro rata basis based on account size, with a minimum domestic equity allocation of ten shares to any one account.

      The key criterion for determining the eligibility of an account to participate in an IPO is the suitability of the investment for the account. Guidelines based on the estimated market capitalization of the issuer are used to help determine the accounts for which offerings are most suitable.
If the portfolio manager of an account for which a particular offering would be most suitable based on the market capitalization guidelines determines not to have that account participate in the offering, other accounts may participate in the offering.

      Allocations among accounts with the same or a similar investment objective managed by the same portfolio manager generally are allocated pro rata based on the net asset values of the applicable accounts. However, a portfolio manager may determine not to participate in an offering for an account based on the circumstances affecting that account including, without limitation, cash availability, desired position size, the account's investment policies and restrictions, or tax considerations. If an offering is suitable for accounts managed by different portfolio managers and more than one portfolio manager wants to participate in the offering, the shares are allocated to the accounts for which the offering is deemed most suitable. Such offerings generally are then allocated pro rata based on net asset value. In the case of secondary public offerings, allocations may be based on position weightings desired for each participating account.

      If under the procedures an account would receive an allocation equal to or less than the greater of (a) a portfolio position of .25 of 1%; or (b) 100 shares, the portfolio manager may decline the allocation for that account. Shares not taken as a result of this rule are reallocated to the other accounts participating in the allocation on a pro rata basis based on their net asset values.

      From time to time, special circumstances may arise in which deviations from these policies are appropriate. Any such exceptions must by approved by Founders' President or his designee.

      SOFT DOLLARS. (All Funds) Subject to the policy of seeking the best combination of price and execution, a Fund may execute transactions with brokerage firms that provide, along with brokerage services, research services and products, as defined in Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) provides a "safe harbor" to investment managers who use commission dollars of their advised accounts to obtain investment research and brokerage services and products. These arrangements are often called soft dollar arrangements. Research and brokerage services and products that provide lawful and appropriate assistance to the manager in performing investment decision-making responsibilities fall within the safe harbor.

      The services and products provided under these arrangements permit the Manager (or Founders) to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms.

      Some of the research products or services received by the Manager (or Founders) may have both a research function and a non-research administrative function (a "mixed use"). If the Manager (or Founders) determines that any research product or service has a mixed use, the Manager (or Founders) will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that the Manager (or Founders) determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by the Manager (or Founders) in hard dollars. Any such allocation may create a conflict of interest for the Manager (or Founders).

      Certain funds are managed by dual employees of the Manager and an affiliated entity in the Mellon organization. The affiliated entity effects trades for funds managed by these dual employees. Because those funds may benefit from the research products and services the affiliated entity receives from brokers, commissions generated by those funds may be used to help pay for research products and services used by the affiliated entity.

      The Manager generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the research services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Manager to compensate the selected brokerage firm for research provided. The Manager endeavors to direct sufficient commissions to broker/dealers that have provided it with research to ensure continued receipt of research the Manager believes is useful. Actual brokerage commissions received by a broker/dealer may be more or less than the suggested allocations.

      The Manager may receive a benefit from the research services and products that is not passed on to a Fund in the form of a direct monetary benefit. Further, research services and products may be useful to the Manager in providing investment advice to any of the Funds or clients it advises. Likewise, information made available to the Manager from brokerage firms effecting securities transactions for a Fund may be utilized on behalf of another Fund or client. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular Fund or client and the indirect benefits received by that Fund or client.

      For each Fund, the aggregate amount of transactions for the periods indicated, in securities effected on an agency basis through a broker for, among other things, research services, and the commissions and concessions related to such transactions were as follows:


                                                 Transaction     Commissions and
       Fund              Fiscal Year End          Amount          Concessions
       ----              ---------------        -----------     ---------------

Dreyfus Financial        September 30, 2002(1)        $785,078          $1,027
Services Fund
Dreyfus Premier          April 30, 2002(2)          $3,462,167          $3,788
Health Care Fund
Dreyfus Premier          April 30, 2002(3)          $7,241,546         $22,850
NexTech Fund
Dreyfus Premier          September 30, 2002(4)    $202,806,132         $17,508
Enterprise Fund
Dreyfus Small Cap        September 30, 2002(5)        $523,052          $1,554
Opportunity Fund
________________________
1 For the period December 28, 2001 (commencement of operations) through
  September 30, 2002.
2 For the period June 29, 2001 (commencement of operations) through April 30,
  2002.
3 For the fiscal year ended April 30, 2002.
4 For the fiscal year ended September 30, 2002.
5 For the period November 30, 2001 (commencement of operations) through
  September 30, 2002.

      REGULAR BROKER-DEALERS. A Fund may execute transactions with one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the Fund's most recent fiscal year
(i) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the Fund's portfolio transactions, (ii) engaged as principal in the largest dollar amount of the Fund's portfolio transactions or (iii) sold the largest dollar amount of the Fund's securities. Listed below for the Dreyfus Financial Services Fund are the acquired securities of its regular brokers or dealers for the fiscal year ended September 30, 2002, the issuer of the securities and the aggregate value per issuer, as of September 30, 2002, of such securities:

      Goldman, Sachs & Co., $17,000, Lehman Brothers, Inc., $3,000, Merrill Lynch, Pierce, Fenner & Smith, Inc., $13,000, Morgan Stanley Dean Witter & Co., $23,000, Banc of America Securities LLC, $54,000, and J.P. Morgan Chase & Co., $11,000.



                             PERFORMANCE INFORMATION

      THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN EACH FUND'S PROSPECTUS ENTITLED "PAST PERFORMANCE."

      For each Fund, the average annual total returns (expressed as a percentage) for Class A, Class B, Class C and Class T shares for the indicated periods were as follows:

                                      Average
                                    Annual Total     Average Annual
                                      Return          Total Return
Name of Fund                          One Year      Since Inception
-----------------------------     ---------------  -----------------

Dreyfus Premier Enterprise Fund(1)
   Class A Shares                    -6.00%           -6.36%
   Class B Shares                    -4.88%           -6.12%
   Class C Shares                    -1.93%           -4.03%
   Class T Shares                    -4.96%           -5.97%

Dreyfus Premier NexTech Fund(2)
   Class A Shares                    -34.18%          -46.70%
   Class B Shares                    -33.50%          -46.60%
   Class C Shares                    -31.42%          -45.40%
   Class T Shares                    -33.66%          -46.47%
________________
1 From November 27, 2000 (commencement of operations) through September 30,
  2002.
2 From June 26, 2000 (commencement of operations) through April 30, 2002.

      The foregoing chart assumes, where applicable, deduction, of the maximum sales load from the hypothetical initial investment at the time of purchase and the assessment of the maximum CDSC.

      Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A or Class T) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n" the root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class' average annual total return figures calculated in accordance with such formula assume that in the case of Class A or Class T, the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B or Class C, the maximum applicable CDSC has been paid upon redemption at the end of the period.

     The total return for Dreyfus Premier NexTech Fund's Class A, Class B, Class C and Class T shares for the period June 26, 2000 (commencement of operations) through April 30, 2002 was -68.78%, -68.67%, -67.36% and -68.53%, respectively.
Without giving effect to the applicable sales load, the total return for Dreyfus Premier NexTech Fund's Class A and Class T shares, for the same period was -66.88% and -67.04%, respectively. Without giving effect to the applicable CDSC, the total return for Dreyfus Premier NexTech Fund's Class B shares was -67.36%, for the same period. The total return for Dreyfus Premier Health Care Fund's Class A shares for the period June 29, 2001 (commencement of operations) through April 30, 2002 was -8.37%. Without giving effect to the applicable sales load, the total return for Dreyfus Premier Health Care Fund's Class A shares was -2.80% for the same period. As Class B, Class C, Class R and Class T shares of Dreyfus Premier Health Care Fund are new classes, performance information is not available for a fiscal period for those Classes as of the date of this Statement of Information. The total return for Dreyfus Premier Enterprise Fund's Class A, Class B, Class C and Class T shares for the period November 27, 2000 (commencement of operations) through September 30, 2002 was -11.39%, -10.96%, -7.34%, and -10.70%, respectively. Without giving effect to the applicable sales load, the total return for Dreyfus Premier Enterprise Fund's Class A and Class T shares, for the same period was -6.00% and -6.49%, respectively. Without giving effect to the applicable CDSC, the total return for Dreyfus Premier Enterprise Fund's Class B shares was -7.29%. The total return for Dreyfus Financial Services Fund for the period December 28, 2001 (commencement of operations) through September 30, 2002 was -15.44%. The total return for Dreyfus Small Cap Opportunity Fund for the period November 30, 2001 (commencement of operations) through September 30, 2002 was 25.92%.

      Total return is calculated by subtracting the amount of the Fund's net asset value (maximum offering price in the case of Class A or Class T) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value per share (maximum offering price in the case of Class A or Class T) at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A or Class T shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A or Class T shares or any applicable CDSC with respect to Class B or Class C shares, which, if reflected, would reduce the performance quoted.

    From time to time, the after-tax returns of each Fund may be advertised or otherwise reported. The formula for computing after-tax returns assumes an initial one-time investment of $1,000 and the deduction of the maximum sales load, if any, and other charges from this initial investment. After-tax returns (including those reflecting Fund distributions and/or redemption of Fund shares) are calculated using the then-current highest individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. After-tax returns on distributions and redemptions are computed assuming a complete sale of the respective Fund shares at the end of the period and reflect reinvested amounts. The formula assumes that the taxable amount and tax character of each distribution are as specified by the respective Fund on the dividend declaration date, adjusted to reflect subsequent recharacterizations, and ignores the effect of either the alternative minimum tax or phaseouts of certain tax credits, exemptions, and deductions for taxpayers whose adjusted gross income is above a specified amount.

      Calculations of the Funds' performance may reflect absorbed expenses pursuant to any undertakings that may be in effect. Comparative performance information may be used from time to time in advertising or marketing a Fund's shares, including data from Lipper Analytical Services, Inc., Lipper Leader Ratings, Micropal, Morningstar, Inc., MONEY MAGAZINE, Standard & Poor's 500 Index, Standard & Poor's MidCap 400 Index, the Dow Jones Industrial Average, Russell Mid Cap Index, Russell 2000 Index, Russell 2000 Growth Index, Russell 2000 Value Index, the NASDAQ, the NASDAQ 100, Wilshire 5000 Index, Goldman Sachs Healthcare Index, Goldman Sachs Financial Services Index and other industry publications and indices. From time to time, advertising materials for a Fund may include biographical information relating to its portfolio manager, and may refer to or include commentary by the Fund's portfolio manager relating to investment strategy (including "growth" and "value" investing), asset growth, current or past business, political, economic or financial conditions, developments or events (including these relating to or arising from actual or proposed tax legislation) and other matters of general interest to investors. Also, from time to time, advertising materials for a Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of then-current Fund shareholders and may refer to Lipper or Morningstar ratings and related analysis supporting the ratings.

      In addition, from time to time, advertising materials may refer to studies performed by the Manager or its affiliates, such as "The Dreyfus Tax Informed Investing Study" or "The Dreyfus Gender Investment Comparison Study" or other such studies. Advertisements for a Fund also may discuss the technology, health care or financial services sectors and sectors within such sectors including the growth and performance of such sectors and the stocks included in such sectors, the potential benefits and risks of investing in such sectors and/or small-cap and micro-cap stocks and the number of stocks a Fund holds or intends to hold in its portfolio.


                    INFORMATION ABOUT THE COMPANY AND FUNDS

      Each Fund share has one vote and, when-issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares have equal rights as to dividends and in liquidation. Shares have no preemptive or subscription rights and are freely transferable.

      The Company is organized as a business trust under the laws of the Commonwealth of Massachusetts. Under Massachusetts law, shareholders of a Fund, under certain circumstances, could be held personally liable for the obligations of that Fund. However, the Company's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the Company and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Company or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Company intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

      Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Company to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Board member from office. Shareholders may remove a Board member by the affirmative vote of two-thirds of the Company's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

      The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

      To date, the Board has authorized the creation of five series of shares. All consideration received by the Company for shares of a series, and all assets in which such consideration is invested, will belong to that series (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, a series will be treated separately from those of the other series. The Company has the ability to create, from time to time, new series without shareholder approval.

      Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series.
The Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

      Each Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Fund's performance and its shareholders. Accordingly, if the Company's management determines that an investor is engaged in excessive trading, the Company, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of a Fund during any calendar year or who makes exchanges that appear to coincide with an active market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Company may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Company's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipated receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, the Company will take no other action with respect to the shares until it receives further instructions from the investor. A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Company's policy on excessive trading applies to investors who invest in a Fund directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.

      To offset the relatively higher costs of servicing smaller accounts, each Fund will charge regular accounts with balances below $2,000 an annual fee of $12. The valuation of accounts and the deductions are expected to take place during the last four months of each year. The fee will be waived for any investor whose aggregate Dreyfus mutual fund investments total at least $25,000, and will not apply to IRA accounts or to accounts participating in automatic investment programs or opened through a securities dealer, bank or other financial institution, or to other fiduciary accounts.

      Effective, February 1, 2003, Dreyfus Premier Enterprise Fund changed its name from "Dreyfus Premier Micro-Cap Growth Fund" to its current name.

      Effective November 15, 2002, Dreyfus Premier Health Care Fund changed its name from "Dreyfus Health Care Fund" to its current name, renamed its existing shares "Class A shares," and commenced offering Class B, Class C, Class R and Class T shares.

      Each Fund will send annual and semi-annual financial statements to all its shareholders.

      The following persons are known by the Company to own of record 5% or more of the indicated Fund's outstanding voting securities on January 6, 2003. A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

Dreyfus Premier NexTech Fund:


      Donaldson, Lufkin and Jenrette Securities      10.43% (Class A)
      Corporation, Inc.                              13.42% (Class B)
      For the Benefit of Its Customers                6.11% (Class C)
      P.O. Box 2052
      Jersey City, NJ 07303-2052

      Salomon Smith Barney, Inc.                     9.69% (Class C)
      For the Benefit of Its Customers
      333 West 34th Street, 3rd Floor
      New York, NY 10001-2483

      Merrill Lynch, Pierce, Fenner & Smith,         8.83% (Class A)
      For The Sole Benefit of Its Customers         11.09% (Class B)
      Attn: Fund Administration                     14.84% (Class C)
      4800 Deer Lake Dr. E
      Jacksonville, FL 32246-6484

      Prudential Securities, Inc.                    8.04% (Class T)
      FBO Mr. Michael A. Knott
      1100 Boulders Parkway, Boulders III, Suite 350
      Richmond, VA 23229-7723

      National Financial Services Corporation        7.98% (Class A)
      For the Benefit of Its Customers               7.26% (Class C)
      82 Devonshire Street, G10G
      Bostson, MA 02109-3605

      Scott & Stringfellow                           13.34% (Class T)
      FBO Scott & Stringfellow, Inc. - IRA
      Alison F. Cosby
      8913 Tolman Road
      Richmond, VA 23229-7723

      J.J.B. Hilliard W.L. Lyons, Inc.               7.07% (Class T)
      FBO Billy G. Kilpatrick and A/C 4744-8732
      501 S. 4th Street
      Louisville, KY 40202-2520

      A.G. Edwards & Sons                            5.96% (Class T)
      Custodian for Ellen B. Stoppel
      9 Shawmut Ave., EXT
      Wayland, MA 01778-4813

      First Clearing Corporation                     6.79% (Class C)
      Gail D. Shookoff - Moskowitz
      Sep IRA FCC As Custodian
      9502 Branway Court
      Richmond, VA 23229-7019

      FISERV Securities, Inc.                        6.12% (Class B)
      Attn: Mutual Funds
      One Commerce Square
      2005 Market Street, Suite 1200
      Philadelphia, PA 19103-7084

      First Clearing Corporation                     5.95% (Class T)
      For the Benefit of Its Customers
      10700 North Park Drive
      Glen Allen, VA 23060-9243

Dreyfus Premier Enterprise Fund:

      Merrill Lynch, Pierce, Fenner & Smith,         19.90%(Class A)
      For The Sole Benefit of Its Customers          21.2% (Class B)
      Attn: Fund Administration                      28.73% (Class C)
      4800 Deer Lake Dr. E
      Jacksonville, FL 32246-6484

      Prudential Securities, Inc.                    14.24% (Class T)
      FBO Cynthia Beall
      John Beall Co-TTEES
      Cynthia Beall Trust
      New York, NY 10023

      National Financial Services Corporation        14.30% (Class A)
      For the Benefit of Its Customers
      82 Devonshire Street, GIOG                      9.24% (Class C)
      Boston, MA 02109-3605                           8.03% (Class T)

      Mesirow Financial, Inc.                        9.44% (Class C)
      For the Benefit of Its Customers
      350 North Clark Street
      Chicago, IL 60610-4712

      Charles Schwab & Co.                           11.20% (Class A)
      Special Custody Account, FBO Customers
      101 Montgomery Street
      San Francisco, CA 94104-4122

      Donaldson, Lufkin and Jenrette Securities      8.67% (Class A)
      Corporation, Inc.                              7.08% (Class B)
      For the Benefit of Its Customers              13.44% (Class T)
      P.O. Box 2052
      Jersey City, NJ 07303-2052

      Salomon Smith Barney, Inc.                     5.97% (Class C)
      For the Benefit of Its Customers               15.4% (Class T)
      333 West 34th Street, 3rd Floor
      New York, NY 10001-2483

      First Clearing Corporation                     6.30% (Class A)
      For the Benefit of Its Customers              18.30% (Class B)
      10700 North Park Drive                         5.71% (Class C)
      Glen Allen, VA 23060-9243                     11.46% (Class T)

      UBS PaineWebber Incorporated                   5.86% (Class C)
      For the Benefit of Its Customers
      P.O. Box 3321
      Weehawken, NJ 07086-8154

      UBS PaineWebber Incorporated                   5.76% (Class T)
      FBO Curtis M. Davenport and Susan C.
      Davenport, Jt. Wros.
      540 Rocky Branch Lane
      Coppell, TX 75019-4047

      LPL Financial Services                         5.49% (Class C)
      9785 Towne Centre Drive
      San Diego, CA 92121-1968

Dreyfus Premier Health Care Fund:

      MBCIC                                          53.3% (Class A)
      C/O Mellon Bank                                 100% (Class B)
      Attn: Michael Botsford                          100% (Class C)
      4001 Kennett Pike, Suite 218                    100% (Class R)
      Two Greenville Crossing
      Greenville, DE 19807-2029


      Donaldson, Lufkin and Jenrette Securities      7.04% (Class A)
      Corporation, Inc.
      For the Benefit of Its Customers
      P.O. Box 2052
      Jersey City, NJ 7303-2052


Dreyfus Financial Services Fund:

      MBCIC                                          94.4%
      C/O Mellon Bank
      Attn: Michael Botsford
      4001 Kennett Pike, Suite 218
      Two Greenville Crossing
      Greenville, DE 19807-2029


Dreyfus Small Cap Opportunity Fund:

      MBCIC                                          86.95%
      C/O Mellon Bank
      Attn: Michael Botsford
      4001 Kennett Pike, Suite 218
      Two Greenville Crossing
      Greenville, DE 19807-2029


                       COUNSEL AND INDEPENDENT AUDITORS

      Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to each Fund's Prospectus.

      Ernst & Young LLP, 5 Times Square, New York, New York 10036, independent auditors, have been selected as independent auditors of the Company.






                                   APPENDIX

                               Rating Categories

      Description of certain ratings assigned by Standard & Poor's Ratings Group ("S&P"), Moody's Investor Services ("Moody's"), and Fitch Ratings ("Fitch"):

S&P


LONG-TERM

AAA
An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

R
The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.
The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

SHORT-TERM

A-1
A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

MOODY'S


LONG TERM

Aaa
Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A
Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PRIME RATING SYSTEM

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

           Leading market positions in well-established industries.

           High rates of return on funds employed.

           Conservative capitalization structure with moderate reliance on debt and ample asset protection.

           Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

           Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

FITCH


LONG-TERM INVESTMENT GRADE

AAA
HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

LONG-TERM SPECULATIVE GRADE

BB
Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.


B
Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

"+" or "-" Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, or to categories below 'CCC' or to short-term ratings other than 'F-1.'

SHORT-TERM CREDIT RATINGS

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1
HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2
GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

FAIR CREDIT QUALITY. The capacity for timely payment of financial commitment is adequate; however, near term adverse changes could result in a reduction non-investment grade.

      Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1.'